SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 25, 2001
(Date of earliest event reported)

ONYX ACCEPTANCE FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	333-51636	33-0639768

(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

27051 Towne Centre Drive, Suite 200

Foothill Ranch, California	92610

(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 465-3500

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
Signatures
Exhibit Index
EXHIBIT 1.5
EXHIBIT 4.12
EXHIBIT 4.13
EXHIBIT 10.4

Item 5. Other Events.

         Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-51636) filed with the Securities and Exchange Commission (the “Commission”) on December 11, 2000 and Amendment No. 1 thereto filed with the Commission on January 12, 2001 (as amended, the “Registration Statement”), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the “Act”). Reference is also hereby made to the Prospectus dated July 24, 2001 and the related Prospectus Supplement dated October 17, 2001, as filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant’s Auto Loan Backed Notes Series 2001-D, consisting of Class A-1 Auto Loan Backed Notes, Class A-2 Auto Loan Backed Notes, Class A-3 Auto Loan Backed Notes and Class A-4 Auto Loan Backed Notes (the “Notes”or the “Offered Notes”).

         The Offered Notes were sold to Salomon Smith Barney (“Salomon”) and Credit Suisse First Boston Corporation (“CS First Boston” and, together with Salomon, the “Underwriters”) pursuant to the terms of the Underwriting Agreement dated as of October 17, 2001 (the “Underwriting Agreement”) between the Registrant and Salomon, as representative of itself and CS First Boston. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.5.

         The Notes were issued pursuant to an Indenture dated as of October 1, 2001 (the “Indenture”) among Onyx Acceptance Owner Trust 2001-D (the “Trust”) and Citibank, N.A., as Indenture Trustee. A copy of the Indenture is filed herewith as Exhibit 4.12.

         The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts (the “Contracts”) secured by new and used automobiles, light-duty trucks and vans (the “Financed Vehicles”), funds deposited in a segregated trust account to acquire additional Contracts, certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the related Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

         Residual Interest Instruments that represent undivided ownership interests in the Trust were issued pursuant to the Trust Agreement dated as of October 1, 2001 (the “Trust Agreement”) among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee, and Citibank, N.A., as Trust Agent. A copy of the Trust Agreement is filed herewith as Exhibit 4.13.

         The Contracts were sold or will be sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement dated as of October 1, 2001 (the “Sale and Servicing Agreement”) among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and Citibank, N.A., as Indenture Trustee and Trust Agent. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.4. The Trust acquired certain Contracts (the “Initial Contracts”) with a total principal balance of $183,802,506.22 (the “Initial Cut-Off Pool Balance”) as of October 1, 2001 (the “Initial Cut-Off Date”). The Trust also acquired certain additional Contracts (the “Subsequent Contracts”) originated or purchased on or after the Initial Cut-Off Date but on or before October 23, 2001 (the “Subsequent Cut-Off Date”) with a total principal balance of $95,511,029.95 (the “Subsequent Cut-Off Pool Balance”). Additionally, the Seller deposited $120,686,463.83 in a segregated trust account

(the “Prefunding Account”) to be used by the Trust to acquire additional Contracts (the “Prefunding Contracts”) during the period after the Subsequent Cut-Off Date until the earliest to occur of (i) the date on which the balance remaining in the Prefunding Account is less than $2,500, (ii) the date on which a Servicer Default or Indenture Event of Default (each as defined in the Sale and Servicing Agreement) occurs or (iii) the close of business on January 23, 2002.

         Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.

Composition of the Initial Contracts

Aggregate principal balance	$183,802,506.22

Number of Contracts	13,388

Average principal balance outstanding	$13,728.90

Average original amount financed	$14,369.18

Original amount financed (range)	$1,078.00 to $68,830.00

Weighted average APR	10.97%

APR (range)	5.98% to 25.08%

Weighted average original term	58.69 mos.

Original term (range)	12 to 72 mos.

Weighted average remaining term	57.48 mos.

Remaining term (range)	5 to 72 mos.

Distribution by APRs of the Initial Contracts

	Number of	% of		% of Initial
	Initial	Initial	Principal	Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance

0.000% to 7.000%	1,934	14.45%	$34,497,779.33	18.77%

7.001% to 8.000%	1,783	13.32%	32,128,268.02	17.48%

8.001% to 9.000%	1,176	8.78%	19,722,441.55	10.73%

9.001% to 10.000%	1,116	8.34%	16,665,418.77	9.07%

10.001% to 11.000%	802	5.99%	10,682,181.93	5.81%

11.001% to 12.000%	783	5.85%	9,883,809.59	5.38%

12.001% to 13.000%	804	6.01%	9,198,952.29	5.00%

13.001% to 14.000%	747	5.58%	8,434,551.10	4.59%

14.001% to 15.000%	866	6.47%	9,822,870.85	5.34%

15.001% to 16.000%	763	5.70%	8,273,097.12	4.50%

16.001% to 17.000%	669	5.00%	6,902,073.45	3.76%

17.001% to 18.000%	591	4.41%	6,041,887.15	3.29%

18.001% to 19.000%	362	2.70%	3,460,616.23	1.88%

19.001% to 20.000%	317	2.37%	2,749,399.28	1.50%

20.001% to 21.000%	390	2.91%	3,222,693.08	1.75%

Over 21.000%	285	2.13%	2,116,466.48	1.15%

Totals	13,388	100.00% *	183,802,506.22	100.00% *

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Initial Contracts

	Number	% of		% of
	of Initial	Initial	Principal	Initial Cut-Off
State	Contracts	Contracts	Balance	Pool Balance

Alabama	143	1.07%	$2,147,483.14	1.17%

Arizona	492	3.67%	5,899,990.87	3.21%

California	3,523	26.31%	48,790,174.95	26.54%

Colorado	189	1.41%	2,501,779.66	1.36%

Connecticut	16	0.12%	181,018.62	0.10%

Delaware	183	1.37%	2,412,425.60	1.31%

Florida	907	6.77%	12,009,860.13	6.53%

Georgia	573	4.28%	8,688,350.54	4.73%

Idaho	108	0.81%	1,351,137.75	0.74%

Illinois	835	6.24%	11,088,977.49	6.03%

Indiana	230	1.72%	3,094,538.75	1.68%

Iowa	126	0.94%	1,871,245.04	1.02%

Kansas	59	0.44%	793,299.36	0.43%

Kentucky	94	0.70%	1,176,162.06	0.64%

Maryland	269	2.01%	3,828,978.66	2.08%

Massachusetts	209	1.56%	2,700,586.09	1.47%

Michigan	844	6.30%	12,047,375.80	6.55%

Minnesota	167	1.25%	2,415,261.33	1.31%

Missouri	393	2.94%	5,782,385.69	3.15%

Montana	57	0.43%	865,704.20	0.47%

Nebraska	50	0.37%	739,734.92	0.40%

Nevada	394	2.94%	5,182,945.00	2.82%

New Hampshire	6	0.04%	64,122.18	0.03%

New Jersey	591	4.41%	7,752,800.66	4.22%

North Carolina	485	3.62%	7,286,401.27	3.96%

Oklahoma	102	0.76%	1,393,770.05	0.76%

Oregon	203	1.52%	2,543,558.78	1.38%

Pennsylvania	369	2.76%	4,961,052.17	2.70%

South Carolina	179	1.34%	2,431,470.01	1.32%

Tennessee	187	1.40%	2,711,444.63	1.48%

Texas	358	2.67%	4,704,642.92	2.56%

Utah	66	0.49%	973,402.10	0.53%

Virginia	635	4.74%	9,132,131.93	4.97%

Washington	331	2.47%	4,128,870.59	2.25%

West Virginia	15	0.11%	149,423.28	0.08%

Totals	13,388	100.00% *	$183,802,506.22	100.00% *

*	Percentages may not add to 100% because of rounding.

         Set forth below is certain data concerning the Subsequent Contracts as of the Subsequent Cut-Off Date:

Composition of the Subsequent Contracts

Aggregate principal balance	$95,511,029.95

Number of Contracts	8,406

Average principal balance outstanding	$11,362.24

Average original amount financed	$14,428.62

Original amount financed (range)	$1,601.00 to $78,007.94

Weighted average APR	11.46%

APR (range)	5.89% to 29.00%

Weighted average original term	59.39 mos.

Original term (range)	12 to 72 mos.

Weighted average remaining term	53.52 mos.

Remaining term (range)	5 to 72 mos.

Distribution by APRs of the Subsequent Contracts

	Number of	% of		% of Final
	Subsequent	Subsequent	Principal	Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance

0.000% to 7.000%	673	8.01%	$12,648,961.00	13.24%

7.001% to 8.000%	740	8.80%	12,823,287.13	13.43%

8.001% to 9.000%	767	9.12%	11,214,615.73	11.74%

9.001% to 10.000%	787	9.36%	9,944,488.87	10.41%

10.001% to 11.000%	567	6.75%	6,456,256.03	6.76%

11.001% to 12.000%	547	6.51%	5,746,373.82	6.02%

12.001% to 13.000%	634	7.54%	6,606,483.35	6.92%

13.001% to 14.000%	628	7.47%	5,636,625.05	5.90%

14.001% to 15.000%	658	7.83%	6,013,507.65	6.30%

15.001% to 16.000%	552	6.57%	4,706,025.06	4.93%

16.001% to 17.000%	462	5.50%	3,753,832.49	3.93%

17.001% to 18.000%	488	5.81%	3,758,749.42	3.94%

18.001% to 19.000%	275	3.27%	2,121,235.76	2.22%

19.001% to 20.000%	197	2.34%	1,420,958.40	1.49%

20.001% to 21.000%	310	3.69%	1,824,173.38	1.91%

Over 21.000%	121	1.44%	835,456.81	0.87%

Totals	8,406	100.00*	$95,511,029.95	100.00*

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Subsequent Contracts

	Number of	% of		% of Final
	Subsequent	Subsequent	Principal	Cut-Off
	Contracts	Contracts	Balance	Pool Balance

Alabama	70	0.83%	$1,065,912.79	1.12%

Arizona	457	5.44	4,573,130.88	4.79

California	3,097	36.84	29,517,317.58	30.90

Colorado	60	0.71	738,796.90	0.77

Connecticut	5	0.06	46,716.39	0.05

Delaware	94	1.12	1,227,024.28	1.28

Florida	678	8.07	7,421,895.35	7.77

Georgia	348	4.14	4,950,498.65	5.18

Idaho	44	0.52	541,915.92	0.57

Illinois	551	6.55	5,752,568.76	6.02

Indiana	117	1.39	1,237,334.00	1.30

Iowa	46	0.55	581,709.35	0.61

Kansas	30	0.36	413,251.15	0.43

Kentucky	23	0.27	321,434.88	0.34

Maryland	72	0.86	914,419.57	0.96

Massachusetts	119	1.42	1,679,186.02	1.76

Michigan	328	3.90	4,533,627.90	4.75

Minnesota	74	0.88	996,980.15	1.04

Missouri	157	1.87	2,185,176.11	2.29

Montana	4	0.05	59,944.55	0.06

Nebraska	18	0.21	236,925.82	0.25

Nevada	249	2.96	2,584,925.11	2.71

New Hampshire	5	0.06	78,364.03	0.08

New Jersey	279	3.32	3,664,280.20	3.84

North Carolina	273	3.25	4,152,456.42	4.35

Oklahoma	56	0.67	840,123.56	0.88

Oregon	133	1.58	1,545,176.01	1.62

Pennsylvania	177	2.11	2,443,997.07	2.56

South Carolina	83	0.99	1,092,635.00	1.14

Tennessee	99	1.18	1,402,054.76	1.47

Texas	160	1.90	2,345,138.10	2.46

Utah	20	0.24	310,464.11	0.33

Virginia	268	3.19	4,091,820.46	4.28

Washington	207	2.46	1,884,054.02	1.97

West Virginia	5	0.06%	79,774.10	0.08%

Totals	8,406	100.00*	$95,511,029.95	100.00*

*	Percentages may not add to 100% because of rounding.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

1.5	Underwriting Agreement dated as of October 17, 2001 by and among the Registrant and Salomon, as representative of the Underwriters

4.12	Indenture dated as of October 1, 2001 between Onyx Acceptance Owner Trust 2001-D and Citibank, N.A., as Indenture Trustee

4.13	Trust Agreement dated as of October 1, 2001 among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee, and Citibank, N.A., as Trust Agent

10.4	Sale and Servicing Agreement dated as of October 1, 2001 among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer and Custodian, and Citibank, N.A., as Indenture Trustee and Trust Agent

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX ACCEPTANCE FINANCIAL CORPORATION

October 30, 2001	By:	Michael A. Krahelski

Michael A. Krahelski, Senior Vice President

Exhibit Index

Exhibit No.	Description

1.5	Underwriting Agreement dated as of October 17, 2001 by and among the Registrant and Salomon, as representative of the Underwriters

4.12	Indenture dated as of October 1, 2001 between Onyx Acceptance Owner Trust 2001-D and Citibank, N.A., as Indenture Trustee

4.13	Trust Agreement dated as of October 1, 2001 among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee, and Citibank, N.A., as Trust Agent

10.4	Sale and Servicing Agreement dated as of October 1, 2001 among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer and Custodian, and Citibank, N.A., as Indenture Trustee and Trust Agent